Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent events	SUBSEQUENT EVENTS
Since June 30, 2025, the following non-recognized events have occurred:

•LNG Hrvatska O&M agreement termination

In July 2025, we mutually agreed with LNG Hrvatska d.o.o. to terminate the O&M Agreement for the FSRU LNG Croatia, originally entered into in January 2019 for a 10-year term. The termination follows LNG Hrvatska’s plan to expand the terminal with a new regasification module, which necessitated a change in operational strategy. Under the deed of termination, we will operate the vessel until its return to LNG Hrvatska by October 31, 2025, with no further obligations thereafter.

•MK II FLNG FID

On August 6, 2025, we announced that SESA reached FID for the 20-year charter of our 3.5 mtpa MKII FLNG, currently undergoing conversion at CIMC’s shipyard in China. The MKII FLNG will be deployed offshore Argentina in the San Matías Gulf near FLNG Hilli, which is expected to commence operations in 2027. Commercial operations for the MKII FLNG are expected to commence in 2028.
Under the terms of the agreement, we will receive fixed annual charter hire of $400 million, plus a commodity-linked tariff equal to 25% of Free on Board (FOB) prices above $8.00 per million British thermal units. The project remains subject to the satisfaction of conditions precedent by both parties, which are expected to be fulfilled in Q4 2025.

•Dividends

On August 14, 2025, we declared a dividend of $0.25 per share in respect of the three months ended June 30, 2025 to shareholders of record on August 26, 2025, which will be paid on or around September 2, 2025.